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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the inclusion and incorporation by reference in the Registration Statement (Form S-4) of Technitrol, Inc. and the related Prospectus of our report dated July 31, 1995 with respect to the consolidated financial statements of Pulse Engineering, Inc. included in the Current Report on Form 8-K of Pulse Engineering, Inc.

San Diego, California
August 16, 1995